At Chittenden,
this isn't just a mouse pad.
It's a launch pad
to deliver more.
05

CHITTENDEN
CORPORATION

As of March 31, 2006 Exhibit 99.1

• Multi-bank holding company with significant operating autonomy at the individual banks
• Banking assets of $6.5 billion at March 31, 2006
• Listed on the NYSE (CHZ), market capitalization as of March 31, 2006 was
$1.4 billion
• 121 full service banking offices and 152 ATM locations in VT, NH, MA, ME
• Commercial loans represent over 70% of the total loan portfolio and core deposits comprise 95% of total funding
• Strong wealth management operation with assets under administration of
$8.4 billion and assets under management of $2.0 billion
• Excellent credit quality with year-to-date net charge-offs at .02% and an allowance for credit losses to loans (excluding municipal loans) of 1.43%
Who We Are

Recognized competency in an attractive business mix
Deep relationships with worthwhile customers
Conservative underwriting standards and disciplined lending
Efficient generator of low cost stable deposits
Proven leadership focus to achieve superior financial results
Well-established and tangible shareholder orientation
A Tradition of Success

CHITTENDEN CORPORATION

CANADA
UNITED STATES
MAINE
VERMONT
NEW HAMPSHIRE
NEW YORK
MASSACHUSETTS
CONNECTICUT
RHODE ISLAND
Manchester
Lowell
Boston
Worcester
Springfield
Providence
Gulf of Maine
Atlantic Ocean
Massachusetts Bay
Cape Cod Bay
© 2007 Microsoft Corp. All rights reserved.

3/31/06%
Assets (in millions)
Chittenden Bank $3,229 50%
Ocean National Bank $1,629 25%
Bank of Western Mass $713 11%
Flagship Bank $525 8%
Maine Bank & Trust $358 6%
Total $6,454 100%
VT 43%
NH 21%
MA 27%
ME 9%
VT 52%
NH 19%
MA 20%
ME 9%
3/31/06
Loans by State
Deposits by State
3/31/06
Our Target Markets

CUSTOMERS
CUSTOMERS
Chittenden
Bank
Ocean
National Bank
Bank of Western
Massachusetts
Flagship Bank
& Trust
Maine Bank &
Trust
CHITTENDEN SERVICES CHITTENDEN SERVICES
GROUP GROUP
CORPORATE CORPORATE
Corporate Structure

Vermont Market
• Population over 620,000
• Greater Burlington population 150,000
• 13% population growth in Chittenden County since 1990
• Greater Burlington median household income of $48,000
• Greater Burlington median age = 34
• Homeownership rate of over 70% exceeds national average
• Median housing value increased by 24% from 2000-2003
• Nearly 9,000 new business startups in 2004
• 23% new job growth 1990-2000 (Greater Burlington area)
• 30,000 businesses and 70,000 households
• Small Business Culture - 50% of jobs are from companies
with less than 100 employees
• Over 20 colleges and universities in Vermont
Our Target Markets

Greater Springfield Market Greater Worcester Market
• Population nearly 850,000 in Pioneer Valley and
North Central, CT
• Median household income of $41,000
• Median age = 36
• Above national/regional employment averages in
education, insurance, health services,
manufacturing
• 1993 - 2000 Pioneer Valley job growth over 15%
• 23,000 businesses and 90,000 households
• Telecommunications crossroads for New England
• Hartford/Springfield “the knowledge corridor”—26
colleges and universities
• 3rd largest city in New England
• Population of 777,000 in Worcester Co.
• 6 million people within a 50 mile radius
• Median household income of $48,000
• Median age = 36
• 32,000 new jobs created in Worcester area
between 1991 - 2003
• Over 18% job growth in region (1993 - 2000)
• Value of Worcester’s total assessed property value up
nearly 15% in FY2003
• Over 25,000 businesses and 110,000 households
• 16 colleges in Worcester Co.
• Known as “The Center of Excellence in Biotechnology”
Our Target Markets

Southern NH/Seacoast Market
• Total regional population over 1 million
• 17% population growth 1990 - 2003
• Median household income of $50,000
• Median age = 37
• Large pool of professionals, 42% of Portsmouth
residents hold a bachelor’s degree or >
• 75% of NH businesses employ <10 people
• Over 50% of all employees are with firms <250
people
• Over 5,000 new business startups in NH annually
(1998-2002)
• New Hampshire gross domestic product up 5.6% in
2003, 16th
fastest growth in the United States
• Over 40,000 businesses and 150,000 households
• NH business friendly—no sales tax, inventory tax,
use tax, income tax, or capital gains tax
Greater Portland Market
• Combined population of Cumberland and York Co.
nearly 470,000
• 15% population growth 1990 - 2003
• Median household income of $44,000
• Median age = 35
• Median housing value up 36% for 2000-2003
• 30% of population with bachelor’s degree or higher
• 25% increase in residential building permits from
2000-2003
• 20% of Maine workforce in businesses with
4 or < employees
• Over 20,000 businesses and nearly 60,000
households
• 3.6 million tourist visits annually to Portland area
• Named #1 market in small business vitality
(American City Business Journal, 2005)
Our Target Markets

Our Target Customers
Commercial Banking
Businesses with Revenues of
$1 to $100 Million; Loan Needs up to $20
Million; Multiple Product and Service Needs
Community Banking
Individuals and Families who are Financially
Sophisticated with Multiple Product and Service
Needs and Household Incomes building
to > $50,000
Wealth Management
Businesses and Individuals with Investment
Management, Brokerage, Trust and/or Private
and Professional Banking Needs

10 Commercial & Community Banking * * * * * *

A Diversified Loan Portfolio
12/31/02
3/31/06
Consumer
9%
Municipal
3%
Multi Family
3%
Commercial RE
37%
Home Equity
7%
Residential
19%
Construction
3%
C&I
19%
Total loans as of December 31, 2002 and March 31, 2006 were $3.0 billion and $4.5 billion respectively
Consumer
6%
Municipal
4%
Multi Family
4%
Commercial RE
40%
Home Equity
7%
Residential
16%
Construction
5%
C&I
18%
Growth in C & I and Commercial Real Estate
25%
14%
10%
8%
14%
0%
10%
20%
30%
2002 2003 2004 2005 3/06
65%
67%
70%
71%
71%
29%
29%
30%
33%
35%
0%
20%
40%
60%
80%
2002 2003 2004 2005 3/06
Commercial Consumer

Commercial Loan Diversification by Industry
1. This chart encompasses the total commercial loan portfolio at March 31, 2006, which includes C&I, municipal, commercial RE, construction, and multi family loans.
2. Industry classifications are based on NAICS sector codes and loan type
Admin/Support & Waste Mgmt &
Remediation Svcs
0.98%
Arts, Entertainment
& Rec
2.45%
Construction
5.90%
Agriculture, Forestry,
Fishing & Hunting
1.16%
Other
3.09%
Wholesale Trade
4.96%
Accomodation &
Food Srvc
11.36%
Other Srvc
(except Public Admin)
2.83%
Transportation &
Warehousing
1.68%
Real Estate,
Rental & Leasing
30.35%
Utilities
0.03%
Health Care
& Soc Assist
4.47%
Finance & Insurance
1.76%
Manufacturing
9.40%
Educational
Srvc
4.49%
Professional, Scientific,
& Tech Srvc
2.52%
Mgmt of Companies
& Enterprises
0.32%
Retail Trade
8.07%
Information
1.27%
Mining
0.57%
Public Admin
2.34%

Cash Secured
0.48%
Warehouse
5.29%
Restaurant/Bar
0.96%
Other Business
Assets
2.26%
Development
0.75%
Elderly Housing
0.36%
Other
4.00%
Office
26.07%
Mobile Home Park
0.70%
Mixed
12.89%
Industrial
7.64%
Apartments
21.82%
Educational
0.08%
Recreational
0.47%
Land
1.71%
Mercantile
1.23%
Manufacturing
1.75%
Hotel/Motel
0.29%
Auto Sales/Svc Station
1.47%
Shopping Ctr/Stores
9.78%
Real Estate, Rental and Leasing
1. This chart is a subset of the Commercial Loan Diversification by Industry chart on page 12
2. Industry classifications are based on NAICS sector codes

Continuing Core Deposit Growth
12/31/02 3/31/06
Total Deposits as of December 31, 2002 and March 31, 2006 were $4.1 billion and $5.4 billion respectively
CDs < $100,000
16%
CDs > $100,000
5%
CMA/MMA
34%
Demand Deposits
16%
NOW
13%
Savings
9%
Borrowings
7%
CDs < $100,000
15%
CDs > $100,000
11%
CMA/MMA
28%
Demand Deposits
16%
NOW
16%
Savings
9%
Borrowings
5%
53%
47%
56%
44%
57%
43%
53%
47%
54%
46%
0%
15%
30%
45%
60%
75%
2002 2003 2004 2005 3/06
Consumer Commercial
29%
35%
34%
32% 32%
0%
10%
20%
30%
40%
2002 2003 2004 2005 3/06
Transaction Deposits % of Total Funding

CHITTENDEN CORPORATION

Maine
Vermont
New Hampshire
Massachusetts

Business Services
Cash Management (6%)
• High level of service to business clients
• Seasoned delivery team with national
level expertise
• Full menu of products
Merchant Services
ACH
Lock box
Sweep accounts
Payroll Services (4%)
• Over 1,400 customers
• Full menu of products
• Annualized three year growth rate of 19%
Business Credit Cards  (2%)
• Only available to commercial customers
• Credit review performed as part of  the
normal commercial lending process
• Outstanding loans were $10.7 million and
interchange fee income for the first three
months of 2006 was $341,000
Retirement Plan Services (1%)
• Primary focus is on defined benefit and
contribution plans
• Over 465 customers advised
• Total retirement plan assets of $1.1 billion
• Full array of services
Design
Administration/recordkeeping
Custodial/trustee
Investment management
Insurance (12%)
• Specializes in commercial property and
casualty insurance
• Gross premiums for the first three months
of 2006 were $16 million
* Numbers in ( ) are a percentage of total noninterest income

Captive Insurance
• The captive insurance market has grown 15% annually over the last 3 years
• Vermont is the U.S. domicile of choice for captive insurance companies
– 65% of the active captive insurers bank with Chittenden*
• Vermont has more captive insurance companies than all other states combined
• Over $209 million in bank deposits and $933 million in Institutional Trust
Assets under administration
• Over $62 million in stand-by letters of credit that are fully collateralized by cash or government securities held in trust at Chittenden Bank
*Some Chittenden customers have more than one captive
597
674
717
754
760
0
200
400
600
800
2002 2003 2004 2005 3/06
Captives in Vermont

Government Banking
• Leader in government banking for Vermont
• Expanding our presence within the Massachusetts and New Hampshire franchises
• Customers use a wide array of transaction, loan and deposit products
• Over $172 million in municipal loans and $463 million in deposits and repos
Deposits & Repurchase Agreements
VT
63%
MA
17%
NH
20%
Loans
VT
79%
MA
18%
NH
3%

Mortgage Banking
• Originations for the first three months of 2005 and 2006 were $175 million and $84 million, of which
$96 million and $67 million, respectively, were sold in the secondary markets
• Underlying coupons in the mortgage servicing portfolio continue to decline
• Mortgage servicing portfolio of $2.1 billion at March 31, 2006 with a conservative valuation of $14 million or 69 basis points*
• Continued expansion through our affiliate banks into other states
2001 2004 2005 3/06
Under 5% 0% 11% 10% 9%
5%<6% 2% 52% 55% 54%
6%<7% 38% 30% 30% 32%
7%<8% 50% 6% 4% 4%
Over 8% 10% 1% 1% 1%
*The mortgage servicing portfolio is carried at the lower of cost or market and the fair market value at March 31, 2006 was $22.3 million, or 110 basis points
Originations by Bank
FBT
2%
ONB
21%
Chittenden
59%
BWM
13%
MBT
5%

19 Wealth Management * * * * * *

• Assets under administration
– Assets under discretionary management $2.0 billion
– Institutional/Personal Trust/Custody 1.4 billion
– Retail Investments .2 billion
– Bond Administration Services 2.8 billion
– Captive Insurance .9 billion
– Retirement Plan Services 1.1 billion
Total $8.4 billion
Wealth Management

Asset Management Services
• Services include asset management and
personal trust
• Over $2.0 billion in assets under
management
• Over $1.4 billion in assets under
administration
• Average relationship size of $1.1 million
• Average managed account fee of 72 bps
• Operating margin of approximately 40%
As of 3/31/06
Assets Under Management
54%
35%
11%
0%
20%
40%
60%
Equity Bonds Cash

Wealth Management
Retail Investments – Broker/Dealer
• $204 million in assets under administration
• 2006 Revenue:
– 5% Annuity
– 80% Brokerage
– 15% Other
• Serving over 8,100 customers in four states
Bond Administration Services
• Operates throughout New England
• Over $2.8 billion in assets under
administration
• Total Revenue for the first quarter of 2006
was $643,000
Revenue by State
VT
70%
MA
20%
NH/ME
10%
Bond Administration Revenue by State
1%
61%
28%
10%
0% 20% 40% 60% 80%
VT
MA
NH
ME

23 Financial Performance * * * * * *

Consistent Superior Financial Performance
Strong net interest margin
Low cost stable sources of funding and excellent liquidity position
Strong fee based revenues in targeted businesses
Conservative reserves and excellent credit quality
Strong capital base
*SNL Securities $5-$10 Billion index
Net Interest Margin
4.12%
4.21%
4.31%
4.20%
4.20%
3.82%
3.89% 3.89%
3.81%
4.53%
3.00%
4.00%
5.00%
2002 2003 2004 2005 3/06
CHZ SNL*

Average Cost of Funds Average Cost of Deposits
2.0%
2.7%
1.4%
0.8%
1.0%
1.6%
2.1%
1.4%
1.7%
2.3%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2002 2003 2004 2005 3/06
CHZ SNL*
Average Yield on Securities
Average Yield on Loans
*SNL Securities $5-$10 Billion index
6.5%
5.5%
5.4%
6.9%
6.0%
5.7%
6.6%
7.2%
6.6%
6.1%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
2002 2003 2004 2005 3/06
CHZ SNL*
2.3%
1.8%
1.2%
0.7%
0.9%
1.5%
1.8%
1.1%
1.3%
2.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2002 2003 2004 2005 3/06
CHZ SNL*
5.2%
4.3%
5.6%
4.4%
4.3%
4.5%
4.7%
4.2%
4.1%
4.2%
3.0%
5.0%
7.0%
9.0%
2002 2003 2004 2005 3/06
CHZ SNL*

Noninterest Income
Business
Services
15%
Mortgage
Banking
21%
Deposit
Services
18%
Other
19%
Wealth
Management
27%
Business
Services
25%
Mortgage
Banking
12%
Deposit
Services
24%
Other
12%
Wealth
Management
27%
3/31/06 12/31/02
Noninterest Income/Operating Revenue
25.25%
30.79%
22.38%
22.26%
24.56%
31.75%
24.72%
24.84%
29.98%
26.66%
15.00%
25.00%
35.00%
2002 2003 2004 2005 3/06
CHZ SNL*
*SNL Securities $5-$10 Billion index

Noninterest Expense
12/31/02
3/31/06
Benefits
12%
Occupancy
13%
DP Exp
2%
Other
24%
Compensation
49%
Efficiency Ratio
59.56%
61.82%
56.91%
58.87%
56.61%
58.67%
56.67%
58.26%
57.81%
58.96%
52%
54%
56%
58%
60%
62%
64%
2002 2003 2004 2005 3/06
CHZ SNL*
*SNL Securities $5-$10 Billion index
Prior year amounts reflect the modified retrospective application of SFAS 123-R
Benefits
10%
Occupancy
12%
DP Exp
7%
Other
23%
Compensation
48%

Financial Summary
2002 2003 2004 2005 3/05 3/06
Per Common Share
Earnings Diluted Earnings $1.52 $1.60 $1.56 $1.74 $0.41 $0.43
Cash Earnings* $1.54 $1.64 $1.60 $1.78 $0.42 $0.44
Dividends $0.63 $0.64 $0.70 $0.72 $0.18 $0.18
Book Value $10.62 $12.81 $13.56 $14.34 $13.48 $14.33
Tangible Book Value* $9.00 $7.59 $8.45 $9.35 $8.40 $9.34
Ratios Dividend Payout Ratio 41.20% 39.17% 43.88% 40.78% 43.76% 41.79%
Return on Average Equity 15.45% 13.27% 12.13% 12.72% 12.30% 12.21%
Return on Average Tangible Equity* 18.37% 21.75% 20.32% 20.22% 19.94% 18.92%
Return on Average Assets 1.36% 1.25% 1.23% 1.32% 1.28% 1.27%
Return on Average Tangible Assets* 1.39% 1.33% 1.32% 1.40% 1.36% 1.35%
Net Interest Margin 4.53% 4.12% 4.21% 4.31% 4.30% 4.20%
Efficiency Ratio 59.56% 61.82% 58.67% 56.67% 58.07% 56.61%
Credit NPAs to Loans & OREO 0.49% 0.39% 0.49% 0.36% 0.50% 0.55%
Credit Loss Reserve to Loans 1.62% 1.54% 1.45% 1.38% 1.45% 1.38%
Net Charge-Offs to Average Loans** 0.28% 0.16% 0.07% 0.05% 0.04% 0.08%
Capital Tangible* 7.40% 6.14% 6.71% 7.01% 6.66% 7.02%
Leverage 9.37% 7.91% 8.54% 9.21% 8.79% 9.38%
Tier 1 12.39% 10.22% 10.61% 11.23% 10.62% 11.61%
Risk-Based 13.64% 11.47% 11.82% 12.40% 11.81% 12.82%
* see Appendix
**Net charge-offs to average loans are annualized for all periods
Prior year amounts reflect the modified retrospective application of SFAS 123-R

29 Risk Management * * * * * *

Credit Quality
Net Charge-offs to Average Loans
NPAs to Loans & OREO
0.49%
0.39%
0.75%
0.65%
0.60%
0.36%
0.36%
0.49%
0.55%
0.38%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
2002 2003 2004 2005 3/06
CHZ SNL*
Credit Reserves/Loans
0.28%
0.16%
0.27%
0.20%
0.09%
0.05%
0.07%
0.08%
0.33%
0.13%
0.00%
0.15%
0.30%
0.45%
2002 2003 2004 2005 3/06**
CHZ SNL*
1.62%
1.54%
1.41%
1.44%
1.29%
1.38%
1.45%
1.38%
1.19%
1.20%
1.00%
1.20%
1.40%
1.60%
1.80%
2002 2003 2004 2005 3/06
CHZ SNL*
*SNL Securities $5-$10 Billion index
**Net charge-offs to average loans are annualized for all periods

Granularity of Non-Accrual Loans
As of 3/31/2006
Book  Size of Total
Relationship Balance %
>$5.0 MM $6,715 28%
$3.0 MM to $5.0 MM 0 0%
$1.0 MM to $3.0 MM 7,596 31%
$500 M to $1.0 MM 2,032 8%
$100 M to $500 M 5,497 23%
<$100 M 2,466 10%
Total $24,306 100%

Interest Rate Risk
• Naturally Hedged
• Static Gap
6 month  -8.81% 12 month -6.20%
• Net Interest Income Sensitivity *
+50 bps +0.12%
+25 bps +0.17%
-25 bps –0.07%
-50 bps –0.27%
• Net Income Sensitivity *
+50 bps +0.10%
+25 bps +0.26%
-25 bps -0.07%
-50 bps -0.39%
*12 month forward ramped estimates as of 3/31/06
Rate Ramp-Net Interest Income
0.10%
-0.07%
0.36%
0.42%
0.28%
-0.55%
-0.72%
-0.39%
-0.80%
-0.60%
-0.40%
-0.20%
0.00%
0.20%
0.40%
0.60%
2003 2004 2005 3/06
UP 25 BP Qtr DOWN 25 BP Qtr

33 In Summary * * * * * *

A Compelling Story
• Strong market share and a proven acquisition acumen
• Low risk balance sheet with a prudent growth strategy
• Diversified banking services with a solid balance of revenues
• Low exposure to volatile sectors with a fortress balance sheet
Annual Equivalent
Total Shareholder Return
Annual Equivalent
13.57%
8.94%
9.22%
0%
10%
20%
30%
CHZ S&P 500 Dow Jones Ind
Avg
10-Year Period
10.70%
3.96%
4.59%
0%
5%
10%
15%
CHZ S&P 500 Dow Jones Ind
Avg
5-Year Period

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com
This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-
looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.

36 Appendix * * * * * *

Reconciliation of non-GAAP measurements to GAAP
Tangible Ratios
           YTD            YTD            YTD            YTD           QTD           QTD
Dec-02
Dec-03
Dec-04 Dec-05 Mar-05 Mar-06
Net Income (GAAP)
$61,602 $72,253 $72,680
$82,039
$19,082 $20,198
Amortization of identified intangibles, net of tax
831 1,786 2,000
1,799
503 432
Tangible Net Income (A)
62,433 74,039 74,680 83,838 19,585 20,630
Average Equity (GAAP)
$399,896 $544,522 $599,373 $644,932 $629,371 $671,058
Average Identified Intangibles
9,108 22,493 21,741
19,056
20,155 17,323
Average Deferred Tax on Identified Intangibles
(2,280) (5,763) (6,392)
(4,785)
(5,311) (4,610)
Average Goodwill
53,293 187,369 216,519
216,127
216,136 216,038
Average Tangible Equity (B)
$339,775 $340,423 $367,505 $414,534 $398,391 $442,307
Return on Average Tangible Equity (A) / (B)
18.37% 21.75% 20.32% 20.22% 19.94% 18.92%
Average Assets (GAAP)
$4,551,879 $5,777,538 $5,903,400 $6,225,170 $6,068,272 $6,430,410
Average Identified Intangibles
9,108 22,493 21,741
19,056
20,155 17,323
Average Deferred Tax on Identified Intangibles
(2,280) (5,763) (6,392)
(4,785)
(5,311) (4,610)
Average Goodwill
53,293 187,369 216,519
216,127
216,136 216,038
Average Tangible Assets (C)
$4,491,758 $5,573,439 $5,671,532 $5,994,772 $5,837,292 $6,201,659
Return on Average Tangible Assets (A) / (C)
1.39% 1.33% 1.32% 1.40% 1.36% 1.35%

Reconciliation of non-GAAP measurements to GAAP
Tangible Capital/Book Value YTD YTD YTD YTD QTD QTD
Dec-02
Dec-03
Dec-04 Dec-05 Mar-05 Mar-06
Total Equity 424,042 586,652 628,355 671,393 625,577 669,796
Goodwill 55,257 216,431 216,136 216,038 216,136 216,038
Identified Intangible 9,480 22,733 20,422 17,655 19,648 17,655
Tangible Equity (A) 359,305 347,488 391,797 437,700 389,793 436,103
Total Assets 4,920,544 5,900,644 6,078,308 6,473,539 6,089,322 6,454,148
Goodwill 55,257 216,431 216,136 216,038 216,136 216,038
Identified Intangible 9,480 22,733 20,422 17,655 19,648 17,655
Tangible Assets (B) 4,855,807 5,661,480 5,841,750 6,239,846 5,853,538 6,220,455
Tangible Capital (A)/(B) 7.40% 6.14% 6.71% 7.01% 6.66% 7.02%
Common Shares Outstanding at Year End (C) 39,924,338 45,795,688 46,341,819 46,829,048 46,401,555 46,748,381
Tangible Book Value (A) / (C) $9.00 $7.59 $8.45 $9.35 $8.40 $9.34
Cash Earnings YTD YTD YTD YTD QTD QTD
Dec-02 Dec-03 Dec-04 Dec-05 Mar-06 Mar-06
Net Income (GAAP) $61,602 $72,253 $72,680 $82,039 $19,082 $20,198
Amortization of identified intangibles, net of tax 831 1,786 2,000 1,799 503 432
Tangible Net Income (A)
62,433
74,039 74,680 83,838 19,585 20,630
Net Income (Operating) (A)
$62,433 $74,039 $74,680 $83,838 $19,585 $20,630
Average Common and Common Equivalents (B)
40,619 45,150 46,731 47,051 46,918 47,401
Cash Earnings (A) / (B) $1.54 $1.64 $1.60 $1.78 $0.42 $0.44